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 EXHIBIT 10.14


INFORMATION CONCERNING INDEMNIFICATION AGREEMENTS SUBSTANTIALLY
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SIMILAR TO EXHIBIT 10.13
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         The following persons have entered into Indemnification Agreements with the Registrant substantially similar to the Indemnification Agreed filed as
Exhibit 10.10:

    Indemnitees                                Date of Agreement
    -----------                                -----------------

David S. Fraedrich                             December 21, 1992

Barbara Brooks Fuller                          December 21, 1992

Curtis A. Loveland                             December 21, 1992

Allen Sheets                                   December 21, 1992

Stanley I. Kravetz                             February 28, 1993

Robert D. Stix                                 February 28, 1993

Leonard L. Brown                               February 28, 1993

James L. Stewart                               August 7, 1996